UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

IRONCLAD ENCRYPTION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14c-5(g)

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(2) Aggregate number of securities to which transaction applies:

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(5) Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IRONCLAD ENCRYPTION CORPORATION

777 S. Post Oak Lane, Suite 1700

Houston, Texas  77056

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

January 21, 2019

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of the shares of the Class A common stock, par value $0.001 per share (the “Common Stock”) of IronClad Encryption Corporation, a Delaware corporation (the “Company”), as of the close of business on the record date of January 11, 2019 (the “Record Date”). The purpose of this Information Statement is to notify our shareholders that on January 21, 2019, the Board of Directors of the Company (the “Board”) and the holders of at least a majority of the outstanding shares of the Common Stock adopted resolutions by written consent (the “Consents”) which approve the Company’s amendment of its Certificate of Incorporation to increase the number of shares of Common Stock of the Company authorized to be issued, subject to shareholder approval.

The Board believes that the amendment of the Certificate of Incorporation (the “Amended Certificate”) is necessary to position the Company to be able to issue additional shares of its Common Stock in the future to finance the Company's growth and that the filing of the Amended Certificate with the Secretary of State of Delaware is beneficial to the Company.  The Board believes that it is in the best interest of the Company to file the Amended Certificate with the Secretary of State of Delaware to increase the number of shares of the Company's Class A Common Stock authorized to be issued from 150,000,000 to 300,000,000.  The full text of the Amended Certificate to be filed in Delaware is attached as Appendix A to this Information Statement.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of at least a majority of the outstanding shares of the voting stock of the Company and the approval of the action taken will become effective on a date that is not earlier than 21 days after this Information Statement is first mailed to our shareholders. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority shareholders.

The enclosed Information Statement was mailed on or about January 22, 2019 to shareholders of record on the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of at least a majority of the outstanding shares of all voting stock of the Company.  The approval of the action previously taken will become effective on a date that is not earlier than 21 days after this Information Statement is first mailed to our shareholders.

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing action, and such shareholders have sufficient voting power to approve such action through their ownership of the Common Stock, no other shareholder consents will be solicited in connection with the matter described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions pursuant to the Consents, and proxies are not requested from shareholders.  Our shareholders are not entitled to appraisal rights under the Company’s Certificate of Incorporation, bylaws or Delaware corporate law with respect to the actions taken.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of the Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of January 11, 2019, the number of shares of the Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 70,208,134 shares of all the Common Stock outstanding as of January 11, 2019. The business address of the shareholder listed below is c/o IronClad Encryption Corporation, 777 S. Post Oak Lane, Suite 1700, Houston, Texas  77056.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Ownership
Officers and Directors
J.D. McGraw, CEO/President/Director	22,833,388	32.52%
John S. Reiland, Director	50,000	0.07%
Mark Watson, Director	2,000,000	2.85%
Jeff Barrett, Director	15,900,000	22.65%
David Gullickson, Vice President of Finance	25,000	0.04%
Len Walker, Vice President of Legal	150,000	0.21%
Daniel Lerner, Chief Technology Officer	5,000,000	7.12%
Miguel Yanez, Vice President of Phone Sales	550,000	0.78%
All directors and executive officers as a group (8 individuals)	46,508,388	66.24%

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO MATTERS TO BE ACTED UPON

Other than as described herein, no other person has any interest, direct or indirect, by security holdings or otherwise, in the matters herein which is not shared by all other shareholders.

OTHER MATTERS

The Board knows of no other matters other than those described in the enclosed Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

IronClad Encryption Corporation
777 S. Post Oak Lane, Suite 1700

Houston, Texas  77056

Sincerely,

By:

/s/ Len Walker

Name:

Len Walker

Title:

Secretary / General Counsel

APPENDIX A

777 South Post Oak Lane, Suite 1700
Houston, TX 77056
(888) 362-7972

NOTICE OF ACTION TAKEN

Amendment of Certificate of Incorporation

Notice of Action Taken by Written Consent
To the Shareholders of IronClad Encryption Corporation

January 21, 2019

Dear Shareholder:

On January 21, 2019, through a written consent in lieu of meeting, the holders of more than a majority of the outstanding voting interests of IronClad Encryption Corporation (the “Company”), approved the amendment of the Company’s Certificate of Incorporation.  A copy of the Certificate of Amendment of Certificate of Incorporation is attached to this notice for your information and will be filed with the Secretary of the State of Delaware on February 12, 2019, subject to shareholder approval.

Sincerely,

/s/ Len Walker

Len Walker
Secretary / General Counsel
IronClad Encryption Corporation

Enclosure:

Certificate of Amendment of Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

IRONCLAD ENCRYPTION CORPORATION

________________________________________

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

________________________________________

IronClad Encryption Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST:

Section 1 of Article VI of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

“Section 1

Aggregate Number of Shares.  The total number of shares which the Corporation shall have authority to issue is 321,707,093, having a par value of $0.001 per share, of which (a) 20,000,000 shares shall be Preferred Stock, (b) 300,000,000 shares shall be Class A Common Stock, and (c) 1,707,093 shares shall be Class B Common Stock.”

SECOND:

The amendment to the Certificate of Incorporation effected hereby has been proposed by the Board of Directors of the Corporation and adopted by the requisite vote of the stockholders of the Corporation in the manner prescribed by Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officer this ____ day of February, 2019.

IRONCLAD ENCRYPTION CORPORATION

By:

Name:

Len E. Walker

Title:

Secretary and General Counsel

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